Rule 497(d)

                                                             File No. 333-131296


    Supplement dated February 8, 2006 to the Prospectus dated February 2, 2006

                Claymore Securities Defined Portfolio, Series 278

                      GOLD OPPORTUNITY PORTFOLIO, SERIES 1


Notwithstanding anything to the contrary in the Prospectus, the following shall be added to the "Investment Risks" section of the Prospectus:

SMALL-CAP AND MID-CAP COMPANY RISK. Certain of the stocks selected for the trust are issued by small-capitalization or mid-capitalization companies. Claymore believes that small-capitalization companies are companies that have market capitalization of approximately less than $3 billion and mid-capitalization companies are companies that have market capitalizations of approximately greater than $3 billion and approximately less than $9.6 billion. These stocks customarily involve more investment risk and are less reliable than larger capitalization or more seasonal stocks. These additional risks are due in part to the following factors.

Small-capitalization and mid-capitalization companies may:

     o    Have limited product lines, markets or financial resources;

     o    Have less publicly available information;

     o    Lack management depth or experience;

     o    Be less liquid;

     o    Be more vulnerable to adverse general market or economic developments;
          and

     o Be dependent upon products that were recently brought to market or key personnel.

As of the Inception Date, 25.3% of the trust is invested in small-capitalization companies and 12.6% of the trust is invested in mid-capitalization companies.

CONCENTRATION RISK. When securities in a particular industry make up 25% or more of a trust, it is said to be "concentrated" in that industry which makes the trust subject to more market risk. The trust is concentrated in the securities of financial services, small-capitalization and mid-capitalization companies.